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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2007


                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)


           Delaware                         0-18630                 95-4274680
(State or other jurisdiction of    (Commission File Number)       (IRS Employer
        incorporation) No.)                                      Identification

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On May 8, 2007, Cathay General Bancorp announced that it had completed its current stock repurchase program and that its Board of Directors has approved a new program to repurchase up to an aggregate of one million additional shares of Cathay General Bancorp common stock. Information about this new repurchase program is set forth in a press release dated May 8, 2007. That press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

         99.1     Press Release of Cathay General Bancorp dated May 8, 2007.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 8, 2007
                                    CATHAY GENERAL BANCORP



                                    By:  /s/ Heng W. Chen
                                        ----------------------------------------
                                        Heng W. Chen
                                        Executive Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX



Number          Exhibit

99.1            Press Release of Cathay General Bancorp dated May 8, 2007.